UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2005

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
 (State or other jurisdiction of incorporation or organization)

Commission File Number 1-31507

94-3283464
 (I.R.S. Employer Identification No.)

35 Iron Point Circle, Suite 200, Folsom, CA 95630
(Address of principal executive offices) (Zip code)

(916) 608-8200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 6, 2005, Waste Connections, Inc. issued a press release announcing third quarter acquistions signed or closed and the receipt of a landfill permit. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)   The following Exhibit is furnished herewith:

99.1    Press Release, dated September 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
Date: September 6, 2005	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	DESCRIPTION
99.1	Press Release, dated September 6, 2005, issued by Waste Connections, Inc. PDF